Investment in finance leases, net	6 Months Ended
Jun. 30, 2025
Other Industries [Abstract]
Investment in finance leases, net	Investment in finance leases, net
Components of investment in finance leases, net as of June 30, 2025 and December 31, 2024 were as follows:

	June 30, 2025	December 31, 2024
Future minimum lease payments to be received, net	$1,196,580	$1,189,932
Estimated residual values of leased flight equipment	591,746	516,550
Less: Unearned income	(522,343)	(487,729)
Less: Allowance for credit losses (Note 22)	(9,955)	(10,168)
	$1,256,028	$1,208,585
During the three months ended June 30, 2025 and 2024, we recognized interest income from investment in finance leases, net of $24 million and $25 million, respectively, included in basic lease rents. During the six months ended June 30, 2025 and 2024, we recognized interest income from investment in finance leases, net of $49 million and $50 million, respectively, included in basic lease rents.